SCHEDULE 14A
                                 (Rule 14a-101)

                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[X] Soliciting Material Pursuant to  Rule 14a-12

                              DCB Financial Corp.
................................................................................
                (Name of Registrant as Specified In Its Charter)

                                S. Robert Davis
................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies:
................................................................................
2. Aggregate number of securities to which transaction applies:
................................................................................
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
................................................................................
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4. Proposed maximum aggregate value of transaction:
................................................................................
5. Total fee paid:
................................................................................
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
................................................................................
2. Form, Schedule or Registration Statement No.:
................................................................................
3. Filing Party:
................................................................................
4. Date Filed:
................................................................................


                                S. ROBERT DAVIS

                                5695 Avery Road
                                Dublin, OH 43016
                         Phone: (800) 242-8749, Ext. 23
                           Facsimile: (614) 889-7841
                     Email: rasmo@northwestcapitalcorp.com

                               February 10, 2003


                  AN IMPORTANT MESSAGE TO THE SHAREHOLDERS OF
                    DCB FINANCIAL CORP. FROM S. ROBERT DAVIS


Dear Fellow DCB Financial Corp. Shareholder:

     My name is S. Robert Davis, and I am writing to you as a fellow investor in DCB Financial Corp. (the "Company"). You may be interested to know that I own 204,300 shares or 4.9% of the Company's common stock.

     Since late 2001, and together more recently with Randy Asmo, Jay Scott, Eddie Edwards and Chuck Davis (the "Group") I have been diligently working to try to improve your Company's performance. As you may have read from our various filings with the Securities and Exchange Commission, our Group has a goal in mind that we believe you are supportive of - maximizing the value of the Company and your investment in it. To date we have not shared our thoughts directly with you, and would like to do so now. And of course, we would like to hear your thoughts as well.

                    Company Performance Continues to Decline

     Since the Company's 2002 annual meeting in late May, the Group has been trying to engage the Company's Board of Directors and management in discussions regarding ways to maximize value. Unfortunately, the Board and management have responded poorly. Instead of trying to maximize shareholder value, the Board has primarily focused on criticizing us, both publicly and privately, while your Company's performance continues to decline. Except for finally heeding our calls to the terminate the employment of the Company's former CEO and President, none our suggestions have been implemented.

     It is abundantly clear that the time has come for something to be done to improve our Company's performance, and the Group has therefore been advocating two alternate courses of action. One option is to add our Group's nominees to the Board of Directors. The other option is the sale of the Company to a larger, more efficient operation.

                    Our Goal - Maximizing Shareholder Value

     To achieve the goal of maximizing value for all shareholders, the Group will run an alternate slate of directors for election at the Company's upcoming annual shareholders' meeting. Through representation on the Board, the Group will attempt to persuade the rest of the Board to implement value-maximizing initiatives that will benefit your Company, but most importantly, its shareholders.

     At this time we are not seeking or requesting from you a proxy. But we would appreciate hearing your comments and concerns about the Company and our Group's ideas, both critical and supportive. We are very interested in your views and getting to know you. Please take a moment to complete the attached informational form (please be sure to include your comments) and return it to us at the above address or feel free to give us a call or send us an email. Either way, we do want to hear from you. Thank you in advance for your input, and we look forward to discussing with you more about your investment in DCB Financial.

Sincerely,



S. Robert Davis
On behalf of the Group

                  CERTAIN INFORMATION CONCERNING PARTICIPANTS

The following is a list of the names and stockholdings, if any, of persons who may be deemed to be "participants" in any solicitation that S. Robert Davis may make in the future with respect to the shares of DCB Financial Corp. (the
"Company"): S. Robert Davis, who beneficially owns 204,300 shares of the Company's common stock; Harley J. Scott, who beneficially owns 4,372 shares of the Company's common stock, and who disclaims beneficial ownership of 3,630 shares held by his mother solely in her name; and Randall J. Asmo, who beneficially owns 5 shares of the Company's common stock.

                     RECOMMENDATION TO READ PROXY STATEMENT

If S. Robert Davis engages in any solicitation with respect to the shares of DCB Financial Corp. a proxy statement will be prepared and disseminated to shareholders with respect to such solicitation. Shareholders should read this proxy statement if and when it becomes available because it will contain important information. Shareholders will be able to obtain copies of the proxy statement, related materials and other documents filed with the Securities and Exchange Commission without charge, when such documents become available, at the Commission's web site at http://www.sec.gov. Shareholders will also be able to obtain copies of such proxy statement and related materials without charge, when available, by written request from S. Robert Davis at the following address:
5695 Avery Road, Dublin, Ohio 43016.

THIS DOES NOT CONSTITUTE A REQUEST FOR A PROXY. YOU WILL RECEIVE A DEFINITIVE PROXY STATEMENT THE SAME TIME AS A PROXY IS REQUESTED FROM YOU.

WE WOULD LIKE TO HEAR FROM YOU. WE WOULD APPRECIATE IT IF YOU WOULD TAKE A FEW MINUTES TO FILL OUT THE INFORMATION REQUESTED BELOW. THANK YOU FOR YOUR TIME AND COOPERATION.
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                          SHAREHOLDER INFORMATION


NAME:
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ADDRESS:
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CITY:                               STATE                ZIP CODE
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PHONE:                                          FAX:
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I HOLD MY DCB FINANCIAL CORP. SHARES THROUGH

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Name or Brokerage Firm or Bank)              (Number of Shares Owned)

STOCK BROKER OR FINANCIAL ADVISOR INFORMATION

NAME:
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FIRM:
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ADDRESS:
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CITY:                               STATE                ZIP CODE
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PHONE:                                          FAX:
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COMMENTS:
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PLEASE RETURN THIS FORM TO OUR ATTENTION IN THE ENCLOSED  SELF-ADDRESSED STAMPED
ENVELOPE. IF YOU PREFER, YOU MAY FAX IT TO US AT (614) 889-7841, ATTN: S. ROBERT DAVIS, OR TO THE GROUP'S INFORMATION AGENT, D.F. KING & CO., AT (212) 809-8839 OR BY EMAIL AT tlong@dfking.com.